UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2018

ImmunoGen, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-17999	04-2726691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Winter Street, Waltham, MA 02451

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (781) 895-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is a an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(a) — (d)  Not applicable.

(e)  On February 15, 2018, the Compensation Committee of the Board of Directors of ImmunoGen, Inc. (also referred to as “our”) approved certain changes to our annual bonus program affecting certain of our executive officers. In prior years, 70% of the target bonuses for our executive officers (other than our CEO) was based on our achievement of pre-established corporate objectives, and 30% of their target bonuses was calculated separately and based on the achievement of their respective individual objectives. For 2018, these calculations will no longer be calculated separately. Instead, the Compensation Committee will first determine an overall bonus pool consisting of a percentage of the aggregate target bonuses for all eligible employees based on the achievement of pre-established corporate objectives. The percentage may range from 50% to 150%. If the committee determines that, based on its evaluation of our performance toward the corporate objectives, the bonus percentage would be less than 50% of target, then no bonuses would be paid under the program.  Establishing a corporate performance percentage exceeding 100% would be based on the committee’s determination of exceptional performance.

Our CEO will evaluate the other executive officers’ achievement against pre-established individual objectives, and based on these evaluations, the committee will determine a percentage for each executive officer that can range from 0% to 125%, which percentage will then be applied to the corporate performance percentage to determine the executive officer’s bonus payout.

Our CEO’s bonus payout under our incentive bonus plan will be based solely on the corporate performance percentage.

A summary of our incentive bonus plan is filed as Exhibit 10.1 to this current report on Form 8-K.

(f)  Not applicable.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d): The following exhibit is being furnished herewith:

Exhibit No.	Exhibit

10.1	Summary of ImmunoGen Incentive Bonus Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImmunoGen, Inc.
(Registrant)

Date: February 20, 2018	/s/ David B. Johnston

David B. Johnston
Executive Vice President and Chief Financial Officer